                                  MIDWEST MEDICAL
                                 INSURANCE COMPANY

                                 Agreement No. A190B

                        INTERESTS AND LIABILITIES AGREEMENT
                                     NO. A190B
                                       to the

                               PROFESSIONAL LIABILITY
                              AGREEMENT OF REINSURANCE

                                         between

                         MIDWEST MEDICAL INSURANCE COMPANY
                        6600 France Avenue South, Suite 245
                         Minneapolis, Minnesota 55435-1891
                       (herein referred to as the "Company")

                                           and

                          GENERAL REINSURANCE CORPORATION
                               a Delaware Corporation
                          having its principal offices at
                                  Financial Centre
                        695 East Main Street P.O. Box 10350
                          Stamford, Connecticut 06904-2350

                   (herein referred to as the "Subscribing Reinsurer")

     The Subscribing Reinsurer agrees to assume 85% of the Liability of the Reinsurers under the Professional Liability Agreement of Reinsurance attached hereto.

     As consideration the Subscribing Reinsurer shall receive an identical share of the premiums named therein.

     The share of the Subscribing Reinsurer shall be separate and apart from the shares of the other Reinsurers, and the Subscribing Reinsurer shall in no event participate in the Interests and Liabilities of the other Reinsurers.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate,

     this 17th day of April, 1995,

                                        MIDWEST MEDICAL INSURANCE COMPANY

                                        /s/ David P. Bounk

     Attest: /s/ Lee King

     and this 4th day of April, 1995.

                                        GENERAL REINSURANCE CORPORATION

                                        /s/ James J. Olzacki

                                             Vice President

     Attest: [ILLEGIBLE]

                               PROFESSIONAL LIABILITY
                              AGREEMENT OF REINSURANCE

                                      between

                         MIDWEST MEDICAL INSURANCE COMPANY
                        6600 France Avenue South, Suite 245
                         Minneapolis, Minnesota 55435-1891
                       (herein referred to as the "Company")

                                        and

                      The Subscribing Reinsurers executing the
                        Interests and Liabilities Agreements
                             attached to this Agreement
               (herein collectively referred to as the "Reinsurers")

--------------------------------------------------------------------------------

In consideration of the promises set forth in this Agreement, the parties agree as follows:

ARTICLE I - SCOPE OF AGREEMENT

     As a condition precedent to the Reinsurers' obligations under this Agreement, the Company shall cede to the Reinsurers the professional liability business described in this Agreement, and the Reinsurers shall accept such business as reinsurance from the Company. The terms of this Agreement shall determine the rights and obligations of the parties.

ARTICLE II - PARTIES TO THE AGREEMENT

     This Agreement is solely between the Company and the Reinsurers. When more than one Company is named as a party to this Agreement, the first Company named shall be the agent of the other companies as to all matters pertaining to this Agreement. Performance of the obligations of each party under this Agreement shall be rendered solely to the other party. However, if the Company becomes insolvent, the liability of the Reinsurers shall be modified to the extent set forth in the article entitled INSOLVENCY OF THE COMPANY. In no instance shall any insured of the Company or any claimant against an insured of the Company have any rights under this Agreement.

ARTICLE III - LIABILITY OF THE REINSURERS AND COMPANY RETENTION

     The Reinsurers shall pay to the Company, with respect to each insured under each professional liability policy written by the Company, the amount of net loss each claim or each occurrence, as applicable, in excess of the Company Retention but not exceeding the Limits of Liability of the Reinsurers as set forth in the Schedule of Reinsurance.

                               SCHEDULE OF REINSURANCE


---------------------------------------------------------------------------------------
                                    Company
     Class of Business             Retention      Limits of Liability of the Reinsurers
---------------------------------------------------------------------------------------
Professional Liability        $750,000 each       First Excess Cover: The difference
                              claim/$4,000,000    between $2,000,000 each claim/
                              annual aggregate    $4,000,000 annual aggregate and
                                                  the Company Retention

                                                  Second Excess Cover: The difference
                                                  between $5,000,000 each claim/
                                                  $5,000,000 annual aggregate and
                                                  $2,000,000 each claim/$4,000,000
                                                  annual aggregate

Professional Premises         $750,000 each       First Excess Cover: The next
Liability                     occurrence          $250,000 each occurrence
---------------------------------------------------------------------------------------

ARTICLE IV - ALLOCATION OF ADJUSTMENT EXPENSE

     In addition to payments for its share of net loss, the Reinsurers shall pay to the Company a share of adjustment expenses proportionate to the Reinsurers' share of net loss.

     Should the amount of a judgment be reduced by any process other than by a trial court or should a judgment be reversed outright, the adjustment expenses incurred in securing such reduction or reversal shall be apportioned between the Company and the Reinsurers in the ratio that each party benefits from such reduction or reversal.

ARTICLE V - COMBINATION COVER

     If a claim is made or an occurrence takes place which involves:

     (a)  Two or more insureds under policies reinsured hereunder;

     (b) Two or more insureds under policies written by the Company for hospitals and reinsured under Facultative Certificates issued by General Reinsurance Corporation; or

     (c) A combination of one or more insureds described in (a) above and one or more insureds described in (b) above;

the Reinsurers shall pay to the Company the amount of net loss in excess of a Combination Company Retention of $1,250,000 with respect to such occurrence or claim, but not exceeding a Limit of Liability of the Reinsurers equal to the difference between the sum of the separate Company Retentions applicable to each insured involved in such occurrence or claim and $1,250,000, but in no event more than $2,000,000. The Limit of Liability of the Reinsurers in this Article shall be in addition to the Limits of Liability of the Reinsurers set forth in the article entitled LIABILITY OF THE REINSURERS AND COMPANY RETENTION.

ARTICLE VI - LOSS IN EXCESS OF POLICY LIMITS

     Notwithstanding the provisions of the article entitled MANAGEMENT OF CLAIMS AND LOSSES, if a third party claimant is awarded an amount in excess of the Company's policy limit and, as a result of the Company's failure to settle within the policy limit or of the Company's alleged or actual negligence or bad faith in rejecting an offer of settlement or in the preparation of the defense or in the trial of any action against its insured or in the preparation or prosecution of an appeal consequent upon such action, an action is taken by the insured or assignee and an obligation is imposed upon the Company by judgment or decree for an amount in excess of the Company's policy limit, the Reinsurers shall afford additional reinsurance to the Company for 75% of only that portion of the award made to the third party claimant which is in excess of the greater of the Company's policy limit or the Company Retention. The liability of the Reinsurers with respect to the loss in excess of the Company's policy limit and any extra contractual obligation as afforded by the article entitled EXTRA CONTRACTUAL OBLIGATIONS, shall not exceed $2,000,000.

     However, this Article shall not apply where the loss has been incurred due to the fraud or criminal conduct of a member of the Board of Directors, a corporate officer of the Company, or any other employee of the Company, acting individually or collectively or in collusion with any individual or corporation or any other organization or party involved in the presentation, defense, or settlement of any claim covered hereunder.

     Any insurance or reinsurance, whether collectible or not, which indemnifies or protects the Company against claims which are the subject matter of this Article and any contribution, subrogation or recovery shall inure to the benefit of the Reinsurers and shall be deducted to arrive at the amount of the Company's net loss.


ARTICLE VII - EXTRA CONTRACTUAL OBLIGATIONS

     Notwithstanding the provisions of the article entitled MANAGEMENT OF CLAIMS AND LOSSES, if the Company incurs an extra contractual obligation, the Reinsurers shall afford additional reinsurance to the Company for 75% of that portion of the extra contractual obligation which is in excess of the Company Retention, subject to the conditions of the following paragraphs. The liability of the Reinsurers with respect to the extra contractual obligation and any loss in excess of the Company's policy limit as afforded by the article entitled LOSS IN EXCESS OF POLICY LIMITS, shall not exceed $2,000,000.

     For purposes of this Article, the term "extra contractual obligation" shall mean an obligation imposed upon the Company by judgment or decree which is not covered under any other provision of this Agreement and which arises from the Company's handling of any claim on the policies reinsured hereunder which have limits of liability or amounts of insurance greater than the Company Retention.

     The date on which an extra contractual obligation is incurred by the Company shall be deemed in all circumstances, to be the date of the original occurrence.

     This Article shall not apply where the extra contractual obligation has been incurred due to the fraud or criminal conduct of a member of the Board of Directors, a corporate officer of the Company, or any other employee of the Company, acting individually or collectively or in collusion with any individual or corporation or any other organization or party involved in the investigation, defense or settlement of any claim covered hereunder.

     Any insurance or reinsurance, whether collectible or not, which indemnifies or protects the Company against claims which are the subject matter of this Article and any contribution, subrogation, or recovery shall inure to the benefit of the Reinsurers and shall be deducted to arrive at the amount of the Company's net loss.


ARTICLE VIII - COMPANY POLICY AMOUNTS

     For the purpose of determining the Company Retention and the Limits of Liability of the Reinsurers, the limits of liability of the Company with respect to any one insured under any one policy shall be deemed not to exceed:

     (a) Professional Liability              $5,000,000 each claim
                                             $5,000,000 annual aggregate
     (b) Professional Premises Liability     $1,000,000 each occurrence.

ARTICLE IX - DEFINITIONS

     (a)  PROFESSIONAL LIABILITY BUSINESS

          This term shall mean physicians', surgeons' and dentists' professional liability policies issued by the Company to cover professional liability on a claims made basis and professional premises liability on an occurrence basis for insureds practicing in the States of Iowa, Minnesota, North Dakota and South Dakota.

     (b)  INSURED

          This term shall mean each physician, surgeon, paramedical employee, or position as respects position coverage as afforded by the Company's Additional Insured - Blanket Position Coverage Separate Limits of Liability endorsement.

     (c)  COMPANY RETENTION

          This term shall mean the amount the Company shall retain for its own account; however, this requirement shall be satisfied if this amount is retained by the Company or its affiliated companies under common management or common ownership.

     (d)  NET LOSS

          This term shall mean all payments by the Company within the limits of its policies in settlement of claims or losses, payment of benefits, or satisfaction of judgments or awards after deduction of recoveries and after deduction of amounts due from all other reinsurance, whether collectible or not. This term shall not include adjustment expense. If the Company becomes insolvent, this definition shall be modified to the extent set forth in the article entitled INSOLVENCY OF THE COMPANY.

     (e)  ADJUSTMENT EXPENSE

          This term shall mean expenditures by the Company within the terms of its policies allocated to an individual claim or loss, other than for office expenses and for the salaries and expenses of employees of the Company or of any subsidiary or related or wholly owned company of the Company, made in connection with the disposition of a claim, loss, or legal proceeding including investigation, negotiation, and legal expenses; court costs; statutory penalties; prejudgment interest or delayed damages; and interest on any judgment or award. If the Company becomes insolvent, this definition shall be modified to the extent set forth in the article entitled INSOLVENCY OF THE COMPANY.

     (f)  PREJUDGMENT INTEREST OR DELAYED DAMAGES

          This term shall mean interest or damages added to a settlement, verdict, award, or judgment based on the amount of time prior to the settlement, verdict, award, or judgment whether or not made part of the settlement, verdict, award, or judgment.

     (g)  CLAIM

          This term shall mean any one claim or suit or all claims or suits due to the injury to or death of any one person arising out of the performance of professional services rendered or which should have been rendered by the insured.

     (h)  OCCURRENCE

          This term shall mean an accident, including injurious exposure to conditions, which results in bodily injury, property damage or personal injury neither expected nor intended from the standpoint of the insured, as respects the professional premises liability reinsured hereunder.


ARTICLE X - EXCLUSIONS

     This Agreement shall not apply to:

     (a)  Business accepted by the Company as reinsurance from other insurers;

     (b) Nuclear incident per the Nuclear Incident Exclusion Clause - Liability - Reinsurance attached hereto;

     (c) Any loss or liability accruing to the Company directly or indirectly from any insurance written by or through any pool or association including pools and associations in which membership by the Company is required under any statutes or regulations;

     (d) Any liability of the Company arising from its participation or membership in any insolvency fund;

     (e) Any loss or damage which is occasioned by war, invasion, hostilities, acts of foreign enemies, civil war, rebellion, insurrection, military or usurped power, or martial law or confiscation by order of any government or public authority;

     (f)  Business written on a co-indemnity basis;

     (g) Pollution under any policy written by the Company which does not contain the pollution exclusion set forth in ISO Commercial General Liability Coverage Form CG 00 01 (Ed. 11/88) or as subsequently amended; however, this exclusion does not apply to any risk located in a jurisdiction which has not approved the Insurance Services Office exclusion or where other regulatory constraints prohibit the Company from implementing such exclusion. If the Company elects to implement an exclusion different from that of ISO, such exclusion will be deemed a suitable substitute provided the Company has submitted the wording to the Reinsurers and received the Reinsurers' prior approval;

     (h)  Any policy with a deductible greater than $250,000.


ARTICLE XI - MANAGEMENT OF CLAIMS AND LOSSES

     The Company shall investigate and settle or defend all claims and losses. When requested by the Reinsurers, the Company shall permit the Reinsurers, at the expense of the Reinsurers, to be associated with the Company in the defense or control of any claim, loss, or legal proceeding which involves or is likely to involve the Reinsurers. All payments of claims or losses by the Company within the limits of its policies which are within the limits set forth in this Agreement shall be binding on the Reinsurers, subject to the terms of this Agreement.


ARTICLE XII - RECOVERIES

     The Company shall pay to or credit the Reinsurers with the Reinsurers' portion of any recovery obtained from salvage, subrogation, or other insurance. Adjustment expenses for recoveries shall be deducted from the amount recovered.

     The Reinsurers shall be subrogated to the rights of the Company to the extent of its loss payments to the Company against any person or other entity who may be legally respon-sible in damages for said loss. The Company agrees to enforce its rights of salvage, subrogation, and its rights against insurers or to assign these rights to the Reinsurers.

     Recoveries shall be distributed to the parties in an order inverse to that in which their respective liabilities accrued.


ARTICLE XIII - REINSURANCE PREMIUM AND COMMISSION

     The Company shall pay to the Reinsurers:

     (a) For the First Excess Cover including coverage set forth in the articles entitled COMBINATION COVER, LOSS IN EXCESS OF POLICY LIMITS, and EXTRA CONTRACTUAL OBLIGATIONS, 17.52% of the Company's gross earned premium for the first $2,000,000 each claim/$4,000,000 annual aggregate or the first $1,000,000 each occurrence, as applicable, subject to an annual deposit reinsurance premium of $5,000,000.

     (b)  For the Second Excess Cover:

          (1) For the layer of $1,000,000 each claim/$1,000,000 annual aggregate in excess of $2,000,000 each claim/$4,000,000 annual aggregate, 60% of the Company's gross earned premium for the layer of $1,000,000 each claim/$1,000,000 annual aggregate in excess of $1,000,000 each claim/$3,000,000 annual aggregate.

          (2) For the layer of $1,000,000 each claim in excess of $3,000,000 each claim/$ 5,000,000 annual aggregate, 65% of the Company's gross earned premium for the layer of $1,000,000 each claim/$1,000,000 annual aggregate in excess of $2,000,000 each claim/ $4,000,000 annual aggregate.

          (3) For the layer of $1,000,000 each claim in excess of $4,000,000 each claim/$5,000,000 annual aggregate, 70% of the Company's gross earned premium for the layer of $1,000,000 each claim in excess of $3,000,000 each claim/$5,000,000 annual aggregate.

     (c) As respects the reinsurance coverage afforded for reporting endorsements, 100% of the Company's actual premiums for limits in excess of the Company Retention for each reporting endorsement issued by the

          Company, calculated in accordance with the Company's rates, which rates are on file with the Reinsurers.

     The reinsurance premiums set forth in sub-paragraph (b) above shall be subject to a fixed commission allowance of 15%.

     The reinsurance premium set forth in sub-paragraph (a) above is provisional and shall be adjusted in accordance with the provisions of the article entitled ADJUSTMENT OF REINSURANCE PREMIUM.


ARTICLE XIV - ADJUSTMENT OF REINSURANCE PREMIUM

     The adjusted reinsurance premium for the First Excess Cover for each experience period shall be not more than 115% nor less than 28% of the net provisional reinsurance premium earned during the experience period and, subject to such limitations, shall be equivalent to 117.5% of the reinsurance loss incurred for the experience period. Calculation of the adjusted reinsurance premium for each experience period shall be independent of the results of any other experience period.

     With respect to the adjusted reinsurance premium and the calculation thereof, the following interpretations and reporting provisions shall apply:

     (a)  EXPERIENCE PERIOD

          The initial experience period shall be from January 1, 1995, through December 31, 1997, and thereafter each experience period shall consist of 36 months to begin concurrently with the expiration of the previous experience period; however,

          (1) Should the date of termination of this Agreement coincide with the completion of an experience period, such experience period and the period from the date of termination until expiration or termination of the reinsurance, if any, then in effect shall be combined and shall constitute a single experience period;

          (2) Should the date of termination of this Agreement not coincide with the completion of an experience period, the following periods shall be combined and shall constitute a single experience period:

               (i) the last experience period completed prior to the date of termination, and

               (ii) the period from the last completed experience period until the date of termination, and

               (iii) the period from the date of termination until expiration or termination of the reinsurance, if any, then in effect.

     (b)  NET PROVISIONAL REINSURANCE PREMIUM EARNED

          This term shall mean the First Excess Cover reinsurance premium earned, net of commission, if any, during the experience period.

     (c)  REINSURANCE LOSS INCURRED

          This term shall mean the sum of the Reinsurers' payments and reserves for claims, losses and adjustment expense (including reserves for claims and losses incurred but not reported, as set forth in sub-paragraph (d) below), less the Reinsurers' portion of salvage recovered, resulting from professional liability claims made to the Company during the experience period and professional premises liability occurrences taking place during the experience period and allocated to the First Excess Cover including coverage set forth in the articles entitled COMBINATION COVER, LOSS IN EXCESS OF POLICY LIMITS, and EXTRA CONTRACTUAL OBLIGATIONS.

     (d)  RESERVES FOR CLAIMS AND LOSSES INCURRED BUT NOT REPORTED

          The reserves for claims and losses incurred but not reported (IBNR) shall be determined separately for each twelve month period within each experience period. IBNR will be determined by multiplying the net provisional reinsurance premium earned for each twelve month period by the appropriate factor based on the maturity of the twelve month period from its expiration date.

          MATURITY IN MONTHS                      IBNR FACTOR
                  36                                 17.1%
                  48                                 10.1%
                  60                                  6.2%
                  72                                  3.8%
                  84                                  2.1%
                  96                                  1.3%
                 108                                  0.4%
          120 and subsequent                          0%

     (e)  INTERIM ADJUSTMENTS (ANNUALLY)

          As soon as practicable after the third anniversary of the end of the first calendar year in each experience period, the Reinsurers shall render to the Company a statement of adjusted reinsurance premium for such calendar year. The amount thereof shall be balanced against the portion of the First Excess Cover net reinsurance premium previously paid the Reinsurers for such calendar year, and the difference due either party shall be remitted promptly.

          As soon as practicable after the third anniversary of the end of the second calendar year in each experience period, the Reinsurers shall render to the Company a statement of adjusted reinsurance premium for the first and second calendar years in the experience period. The amount thereof shall be balanced against the portion of the First Excess Cover net reinsurance premium previously paid the Reinsurers for such calendar years, and the difference due either party shall be remitted promptly.

     (f)  STATEMENTS OF ADJUSTED PREMIUM (ENTIRE EXPERIENCE PERIOD)

          As soon as practicable after the third anniversary of the end of an experience period, the Reinsurers shall render to the Company a statement of the adjusted reinsurance premium for the entire experience period. The amount thereof shall be balanced against the portion of the First Excess Cover net reinsurance premium previously paid the Reinsurers for the experience period, and the amount due either party shall be remitted promptly. Annually thereafter, revised statements shall be rendered to the Company reflecting changes in the original statement until all claims and losses resulting from professional liability claims made to the Company during the experience period and from professional premises liability occurrences taking place during the experience period are fully discharged, and the difference due either party shall be remitted promptly.


ARTICLE XV - REPORTS AND REMITTANCES

     (a)  SUMMARY REPORTS

          On or before each April 30, July 31, October 31, and January 31, the Company shall render to the Reinsurers a report summarizing premiums written by limit and by state for policies of the Company becoming effective during the preceding calendar quarter and reinsured hereunder. The Company shall also include a summary of the earned premium by limit and by state for the preceding calendar quarter for policies reinsured hereunder.

     (b)  FIRST EXCESS REINSURANCE PREMIUM

          On or before each April 30, July 31, October 31, and January 31, the Company shall pay to the Reinsurers one quarter of the annual deposit reinsurance premium stipulated in sub-paragraph (a) of the article entitled REINSURANCE PREMIUM AND COMMISSION.

          On or before February 15, 1996 and each February 15 thereafter, the Company shall calculate the reinsurance premium for the First Excess Cover for the prior calendar year in accordance with said sub-paragraph (a), shall balance such amount against the annual deposit reinsurance premium previously paid for such calendar year, and the difference due either party shall be remitted promptly.

     (c)  SECOND EXCESS AND REPORTING ENDORSEMENTS REINSURANCE PREMIUM

          On or before each May 15, August 15, November 15, and February 15, the Company shall calculate the reinsurance premium for the Second Excess Cover and for reporting endorsements for the preceding calendar quarter in accordance with the provisions of sub-paragraphs (b) and
          (c) of the article entitled REINSURANCE PREMIUM AND COMMISSION and remit such amounts to the Reinsurers.

     (d)  CLAIMS AND LOSSES

          The Company shall report promptly to the Reinsurers each claim or loss for which the Company's estimated amount of net loss is 50% or more of the amount of the Company Retention and shall also report all cases of serious injury which, regardless of considerations of liability or coverage, might involve this reinsurance, including but not limited to the following:

          (1)  Brain injury;

          (2) Spinal cord injury and/or other damage resulting in significant sensory and/or motor loss;

          (3) Fatalities of wage earners, women with minor children and all fatalities in jurisdictions where mental anguish and/or emotional distress are recoverable;

          (4)  Blindness;

          (5)  Amputation of a significant portion of limb(s);

          (6)  Serious physical and/or psychiatric residuals;

          (7)  Significant burns, including over-exposure to radiation;

          (8)  Significantly diminished life expectancy;

          (9) Any other serious injury which, in the judgment of the Company, might involve the Reinsurers.

          The Company shall advise the Reinsurers of the estimated amount of net loss and adjustment expense in connection with each such claim or loss and of any subsequent changes in such estimates.

          Upon receipt of a definitive statement of net loss from the Company, the Reinsurers shall pay promptly to the Company the Reinsurers' portion of net loss and the Reinsurers' portion of adjustment expense, if any. Any subsequent changes shall be reported by the Company to the Reinsurers and the amount due either party shall be remitted promptly.

     (e)  COMPANY FORMS

          The Company has furnished the Reinsurers with the materials listed below and shall inform the Reinsurers in advance before making any material or substantial changes therein:

          (1) Specimen copies of the Company's policies and all special endorsements used in conjunction therewith;

          (2)  A copy of the Company's underwriting rules and rates.

     (f)  OTHER INFORMATION

          In addition to the reports required in (a) through (e) above, the Company shall furnish such other information as may be required by the Reinsurers for the completion of the Reinsurers' quarterly and annual statements and internal records.

          All reports shall be rendered on forms acceptable to the Company and the Reinsurers.

     ARTICLE XVI - RESERVES AND TAXES

     The Reinsurers shall maintain the required reserves as to the Reinsurers' portion of unearned premium, claims, losses, and adjustment expense.

     The Company shall be liable for all premium taxes on premium ceded to the Reinsurers under this Agreement. If the Reinsurers are obligated to pay any premium taxes on this premium, the Company shall reimburse the Reinsurers; however, the Company shall not be required to pay taxes twice on the same premium.


Article XVII - REASSURANCE OVER THIS AGREEMENT

     The Company shall advise the Reinsurers of any reinsurance of the Company that would apply over and beyond the limit of liability of the Reinsurers under this Agreement.


Article XVIII - OFFSET

     The Company or the Reinsurers may offset any balance, whether on account of premium, commission, claims or losses, adjustment expense, recoveries, or otherwise, due from one party to the other under this Agreement or under any other agreement heretofore or hereafter entered into between the Company and the Reinsurers.


Article XIX - SPECIAL ACCEPTANCES

     Business not within the terms of this Agreement may be submitted to the Reinsurers for special acceptance and, if accepted by the Reinsurers, shall be subject to all of the terms of this Agreement except as modified by the special acceptance.


ARTICLE XX - COMMENCEMENT AND TERMINATION

     This Agreement shall apply to professional liability claims made to the Company at and after 12:01 A.M., January 1, 1995 under new and renewal policies of the Company becoming effective at and after such time and date and under policies of the Company in force at such time and date, provided that the injury which results in each such claim occurs on or after the retroactive date indicated in each such policy. However, this Agreement shall not apply to professional liability claims made to the Company during any Extended Reporting Period in force at such time and date. This Agreement shall also apply to professional premises liability claims and losses resulting from occurrences taking place at and after 12:01 A.M., January 1, 1995 and insured under new and renewal policies of the Company becoming effective at and after such time and date and under policies of the Company in force at such time and date.

     This Agreement may be terminated by either party sending to the other, by registered mail to its principal office, notice stating the time and date when, not less than 90 days after the date of mailing of such notice, termination shall be effective. As respects professional liability, the Reinsurers shall not be liable for claims made to the Company at and after the effective time and date of termination, unless such claim is made to the Company during an Extended Reporting Period in force at the time and date of termination. As respects professional premises liability, the Reinsurers shall not be liable for claims and losses resulting from occurrences taking place at and after the effective time and date of termination.


ARTICLE XXI - ERRORS AND OMISSIONS

     The Reinsurers shall not be relieved of liability because of an error or accidental omission of the Company in reporting any claim or loss or any business reinsured under this Agreement, provided that the error or omission is rectified promptly after discovery. The Reinsurers shall be obligated only for the return of the premium paid for business reported but not reinsured under this Agreement.


ARTICLE XXII - INSPECTION OF RECORDS

     The Company shall allow the Reinsurers to inspect, at reasonable times, the records of the Company relevant to the business reinsured under this Agreement, including Company files concerning claims, losses, or legal proceedings which involve or are likely to involve the Reinsurers.


ARTICLE XXIII - ARBITRATION

     Any unresolved difference of opinion between the Reinsurers and the Company shall be submitted to arbitration by three arbitrators. One arbitrator shall be chosen by the Reinsurers, and one shall be chosen by the Company. The third arbitrator shall be chosen by the other two arbitrators within ten (10) days after they have been appointed. If the two arbitrators cannot agree upon a third arbitrator, each arbitrator shall nominate three persons of whom the other shall reject two. The third arbitrator shall then be chosen by drawing lots. If either party fails to choose an arbitrator within thirty (30) days after receiving the written request of the other party to do so, the latter shall choose both arbitrators, who shall choose the third arbitrator. The arbitrators shall be impartial and shall be present or former officials of property or casualty insurance or reinsurance companies.

     The party requesting arbitration (the "Petitioner") shall submit its brief to the arbitrators within thirty (30) days after notice of the selection of the third arbitrator. Upon receipt of the Petitioner's brief, the other party (the "Respondent") shall have thirty (30) days to file a reply brief. On receipt of the Respondent's brief, the Petitioner shall have twenty (20) days to file a rebuttal brief. Respondent shall have twenty (20) days from the receipt of Petitioner's rebuttal brief to file its rebuttal brief. The arbitrators may extend the time for filing of briefs at the request of either party.

     The arbitrators are relieved from judicial formalities and, in addition to considering the rules of law and the customs and practices of the insurance and reinsurance business, shall make their award with a view to effecting the intent of this Agreement. The decision of the majority shall be final and binding upon the parties. The costs of arbitration, including the fees of the arbitrators, shall be shared equally unless the arbitrators decide otherwise. The arbitration shall be held at the times and places agreed upon by the arbitrators.

ARTICLE XXIV - INSOLVENCY OF THE COMPANY

     In the event of the insolvency of the Company, the reinsurance proceeds will be paid to the Company or the liquidator on the basis of the amount of the claim allowed in the insolvency proceeding without diminution by reason of the inability of the Company to pay all or part of the claim.

     The Reinsurers shall be given written notice of the pendency of each claim against the Company on the policy(ies) reinsured hereunder within a reasonable time after such claim is filed in the insolvency proceedings. The Reinsurers shall have the right to investigate each such claim and to interpose, at their own expense, in the proceeding where such claim is to be adjudicated, any defenses which it may deem available to the Company or its liquidator. The expense thus incurred by the Reinsurers shall be chargeable, subject to court approval, against the insolvent Company as part of the expense of liquidation to the extent of a proportionate share of the benefit which may accrue to the Company solely as a result of the defense undertaken by the Reinsurers.

     NUCLEAR INCIDENT EXCLUSION CLAUSE - LIABILITY - REINSURANCE - USA

     (1) This Agreement does not cover any loss or liability accruing to the Company as a member of, or subscriber to, any association of insurers or reinsurers formed for the purpose of covering nuclear energy risks or as a direct or indirect reinsurer of any such member, subscriber or association.

     (2) Without in any way restricting the operation of paragraph (1) of this Clause it is understood and agreed that for all purposes of this Agreement all the original policies of the Company (new, renewal and replacement) of the classes specified in Clause (ii) of this paragraph (2) from the time specified in Clause (iii) in this paragraph (2) shall be deemed to include the following provision (specified as the Limited Exclusion Provision):

   Limited Exclusion Provision*

   (i) It is agreed that the policy does not apply under any liability coverage, to INJURY, SICKNESS, DISEASE. DEATH OR DESTRUCTION bodily injury or property damage with respect to which an insured under the policy is also an insured under a nuclear energy liability policy issued by Nuclear Energy Liability Insurance Association, Mutual Atomic Energy Liability Underwriters or Nuclear Insurance Association of Canada, or would be an insured under any such policy but for its termination upon exhaustion of its limit of liability.

   (ii) Family Automobile Policies (liability only), Special Automobile Policies (private passenger automobiles, liability only) Farmers Comprehensive Personal Liability Policies (liability only), Comprehensive Personal Liability Policies (liability only) or policies of a similar nature; and the liability portion of combination forms related to the four classes of policies stated above, such as the Comprehensive Dwelling Policy and the applicable types of Homeowners Policies.

   (iii) The inception dates and thereafter of all original policies as described in (ii) above, whether new, renewal or replacement, being policies which either

          (a)  become effective on or after lst May, 1960, or

          (b) become effective before that date and contain the Limited Exclusion Provision set out above;

          provided this paragraph (2) shall not be applicable to Family Automobile Policies, Special Automobile Policies, or policies or combination policies of a similar nature, issued by the Company on New York risks, until 90 days following approval of the Limited Exclusion Provision by the Governmental Authority having jurisdiction thereof.

   (3) Except for those classes of policies specified in Clause (ii) of paragraph (2) and without in any way restricting the operation of paragraph (1) of this Clause, it is understood and agreed that for all purposes of this Agreement the original liability policies of the Company (new, renewal and replacement) affording the following coverages:

   Owners, Landlords and Tenants Liability, Contractual Liability, Elevator Liability, Owners or Contractors (including railroad) Protective Liability, Manufacturers and Contractors Liability, Product Liability, Professional and Malpractice Liability, Storekeepers Liability, Garage Liability, Automobile Liability (including Massachusetts Motor Vehicle or Garage Liability)

shall be deemed to include, with respect to such coverages, from the time specified in Clause (v) of this paragraph (3), the following provision (specified as the Broad Exclusion Provision):

   Broad Exclusion Provision*

   It is agreed that the policy does not apply:

   (i) Under any Liability Coverage, to INJURY, SICKNESS, DISEASE, DEATH OR DESTRUCTION bodily injury or property damage:

          (a) with respect to which an insured under the policy is also an insured under a nuclear energy liability policy issued by Nuclear Energy Liability Insurance Association, Mutual Atomic Energy Liability Underwriters or Nuclear Insurance Association of Canada, or would be an insured under any such policy but for its termination upon exhaustion of its limit of liability; or

          (b) resulting from the hazardous properties of nuclear material and with respect to which (1) any person or organization is required to maintain financial protection pursuant to the Atomic Energy Act of 1954, or any law amendatory thereof, or (2) the insured is, or had this policy not been issued would be, entitled to indemnity from the United States of America, or any agency thereof, under any agreement entered into by the United States of America, or any agency thereof, with any person or organization.

   (ii) Under any Medical Payments Coverage, or under any Supplementary Payments Provision relating to IMMEDIATE MEDICAL OR SURGICAL RELIEF first aid to expenses incurred with respect to BODILY INJURY, SICKNESS, DISEASE OR DEATH bodily injury resulting from the hazardous properties of nuclear material and arising out of the operation of a nuclear facility by any person or organization.

   (iii) Under any Liability Coverage, to INJURY, SICKNESS, DISEASE, DEATH OR DESTRUCTION bodily injury or property damage resulting from the hazardous properties of nuclear material if

          (a) the nuclear material (1) is at any nuclear facility owned by, or operated by or on behalf of, an insured or (2) has been discharged or dispersed therefrom;

          (b) the nuclear material is contained in spent fuel or waste at any time possessed, handled, used, processed, stored, transported or disposed of by or on behalf of an insured; or

          (c) the INJURY, SICKNESS, DISEASE, DEATH OR DESTRUCTION bodily injury or property damage arises out of the furnishing by an insured of services, materials, parts or equipment in connection with the planning, construction, maintenance, operation or use of any nuclear facility, but if such facility is located within the United States of America, its territories, or possessions or Canada, this exclusion (c) applies only to INJURY TO OR DESTRUCTION OF PROPERTY AT SUCH NUCLEAR FACILITY property damage to such nuclear facility and any property thereat.

   (iv)   As used in this endorsement:
          "hazardous properties" include radioactive, toxic or explosive properties; "nuclear material" means source material, special nuclear material or byproduct material; "source material", "special nuclear material", and "byproduct material" have the meanings given them in the Atomic Energy Act of 1954 or in any law amendatory thereof; "spent fuel" means any fuel element or fuel component, solid or liquid, which has been used or exposed to radiation in a nuclear reactor; "waste" means any waste material (1) containing byproduct material and (2) resulting from the operation by any person or organization of any nuclear facility included within the definition of nuclear facility under paragraph (a) or (b) thereof; "nuclear facility" means

          (a)  any nuclear reactor,

          (b) any equipment or device designed or used for (1) separating the isotopes of uranium or plutonium, (2) processing or utilizing spent fuel, or (3) handling, processing or packaging waste,

          (c) any equipment or device used for the processing, fabricating or alloying of special nuclear material if at any time the total amount of such material in the custody of the insured at the premises where such equipment or device is located consists of or contains more than 25 grams of plutonium or uranium 233 or any combination thereof, or more than 250 grams of uranium 235,

          (d) any structure, basin, excavation, premises or place prepared or used for the storage or disposal of waste and includes the site on which any of the foregoing is located, all operations conducted on such site and all premises used for such operations; "nuclear reactor" means any apparatus designed or used to sustain nuclear fission in a self-supporting chain reaction or to contain a critical mass of fissionable material;

          WITH RESPECT TO INJURY TO OR DESTRUCTION OF PROPERTY THE WORD "INJURY" OR "DESTRUCTION" includes all forms of radioactive contamination of property.

          "Property damage" includes all forms of radioactive contamination of property.

   (v) The inception dates and thereafter of all original policies affording coverages specified in this paragraph (3), whether new, renewal or replacement, being policies which become effective on or after lst May, 1960, provided this paragraph (3) shall not be applicable to

          1. Garage and Automobile Policies issued by the Company on New York risks, or

          2. statutory liability insurance required under Chapter 90, General Laws of Massachusetts, until 90 days following approval of the Broad Exclusion Provision by the Governmental Authority having jurisdiction thereof.

   (4) Without in any way restricting the operation of paragraph (1) of this Clause, it is understood and agreed that paragraphs (2) and (3) above are not applicable to original liability policies of the Company in Canada and that with respect to such policies this Clause shall be deemed to include the Nuclear Energy Liability Exclusion Provisions adopted by the Canadian Underwriters' Association or the Independent Insurance Conference of Canada.

   *NOTE. The words underlined in the Limited Exclusion Provision and in the Broad Exclusion Provision shall apply only in relation to original liability policies which include a Limited Exclusion Provision or a Broad Exclusion Provision containing those words.

   N.M.A. 1590

                                   ADDENDUM NO. 1
                           Attached to and made a part of

                        INTERESTS AND LIABILITIES AGREEMENT
                                     NO. A190B
                                      between
                         MIDWEST MEDICAL INSURANCE COMPANY
                                        and
                          GENERAL REINSURANCE CORPORATION

     The Subscribing Reinsurer acknowledges and accepts the attachment of Endorsement No. 1 to the Professional Liability Agreement of Reinsurance.

     IN WITNESS WHEREOF, the parties hereto have caused this Addendum to be executed in duplicate,

this 2nd day of January, 1996,

                           MIDWEST MEDICAL INSURANCE COMPANY

                           /s/ David P. Bounk

Attest: /s/ Lee King

and this 28th day of December, 1995.

                           GENERAL REINSURANCE CORPORATION

                           /s/ James J. Olzacki

                                Vice President

Attest: /s/ Victoria T. Wixtead


                           GENERAL REINSURANCE CORPORATION

                                  ENDORSEMENT NO. 1

                           Attached to and made a part of
                              AGREEMENT OF REINSURANCE
                                     NO. A190B
                                      between
                          GENERAL REINSURANCE CORPORATION
                                        and
                         MIDWEST MEDICAL INSURANCE COMPANY

     IT IS MUTUALLY AGREED that, retroactive to its inception date, this Agreement is amended as follows:

     I - The Schedule of Reinsurance set forth in ARTICLE III - LIABILITY OF THE REINSURER AND COMPANY RETENTION is amended to read:

                               SCHEDULE OF REINSURANCE

----------------------------------------------------------------------------------
                             Company
     Class of Business      Retention        Limits of Liability of the Reinsurers
----------------------------------------------------------------------------------
Professional Liability   $750,000 each       First Excess Cover: The difference
                         claim/$4,000,000    between $2,000,000 each claim/
                         annual aggregate    $4,000,000 annual aggregate and
                                             the Company Retention

                                             Second Excess Cover: The difference
                                             between the Policy Limit and
                                             $2,000,000 each claim/$4,000,000
                                             annual aggregate, subject to the
                                             provisions of the article entitled
                                             COMPANY POLICY AMOUNTS

Professional Premises    $750,000 each       First Excess Cover: The next
Liability                occurrence          $250,000 each occurrence"
----------------------------------------------------------------------------------

     II - Sub-paragraph (a) of ARTICLE VIII - COMPANY POLICY AMOUNTS is amended to read:

     "(a)  Professional Liability

           (1) As respects policies issued   $5,000,000 each claim
               in the State of Iowa          $7,500,000 annual aggregate

           (2) As respects policies issued   $5,000,000 each claim
               in all other states           $5,000,000 annual aggregate"

     III - Sub-paragraph (b) of ARTICLE XIII - REINSURANCE PREMIUM AND
           COMMISSION is amended to read:

     "(b)  For the Second Excess Cover:

           (1) For the layer of $1,000,000 each claim in excess of $2,000,000 each claim/$4,000,000 annual aggregate, 60% of the Company's gross earned premium for the layer of $1,000,000 each claim/$1,000,000 annual aggregate in excess of $1,000,000 each claim/$3,000,000 annual aggregate.

           (2) For the layer of $1,000,000 each claim in excess of $3,000,000 each claim, 65% of the Company's gross earned premium for the layer of $1,000,000 each claim in excess of $2,000,000 each claim/ $4,000,000 annual aggregate.

           (3) For the layer of $1,000,000 each claim in excess of $4,000,000 each claim, 70% of the Company's gross earned premium for the layer of $1,000,000 each claim in excess of $3,000,000 each claim."

     IN WITNESS WHEREOF, the parties hereto have caused this Endorsement to be executed in duplicate this 28th day of December, 1995.

                                        GENERAL REINSURANCE CORPORATION

                                             /s/ James J. Olzacki

                                             Vice President

Attest: /s/ Victoria T. Wixtead

                                        MIDWEST MEDICAL INSURANCE COMPANY

                                        /s/ David P. Bounk

Attest: /s/ Lee King


                                         -2-
                                  Endorsement No. 1
                                 Agreement No. A190B

          Company, calculated in accordance with the Company's rates, which rates are on file with the Reinsurers.

     The reinsurance premiums set forth in sub-paragraph (b) above shall be subject to a fixed commission allowance of 15%.

     The reinsurance premium set forth in sub-paragraph (a) above is provisional and shall be adjusted in accordance with the provisions of the article entitled ADJUSTMENT OF REINSURANCE PREMIUM.


ARTICLE XIV - ADJUSTMENT OF REINSURANCE PREMIUM

     The adjusted reinsurance premium for the First Excess Cover for each experience period shall be not more than 115% nor less than 28% of the net provisional reinsurance premium earned during the experience period and, subject to such limitations, shall be equivalent to 117.5% of the reinsurance loss incurred for the experience period. Calculation of the adjusted reinsurance premium for each experience period shall be independent of the results of any other experience period.

     With respect to the adjusted reinsurance premium and the calculation thereof, the following interpretations and reporting provisions shall apply:

     (a) EXPERIENCE PERIOD

          The initial experience period shall be from January 1, 1995, through December 31, 1997, and thereafter each experience period shall consist of 36 months to begin concurrently with the expiration of the previous experience period; however,

          (1) Should the date of termination of this Agreement coincide with the completion of an experience period, such experience period and the period from the date of termination until expiration or termination of the reinsurance, if any, then in effect shall be combined and shall constitute a single experience period;

          (2) Should the date of termination of this Agreement not coincide with the completion of an experience period, the following periods shall be combined and shall constitute a single experi ence period:

          and by state for the preceding calendar quarter for policies reinsured hereunder.

     (b)  FIRST EXCESS REINSURANCE PREMIUM

          On or before each April 30, July 31, October 31, and January 31, the Company shall pay to the Reinsurers one quarter of the annual deposit reinsurance premium stipulated in sub-paragraph (a) of the article entitled REINSURANCE PREMIUM AND COMMISSION.

          On or before the February 15 after the third anniversary of the end of each calendar year, the Company shall calculate the reinsurance premium for the First Excess Cover for such calendar year in accordance with said sub-paragraph (a), shall balance such amount against the annual deposit reinsurance premium previously paid for such calendar year, and the difference due either party shall be remitted promptly.

     (c)  SECOND EXCESS AND REPORTING ENDORSEMENTS REINSURANCE PREMIUM

          On or before each May 15, August 15, November 15, and February 15, the Company shall calculate the reinsurance premium for the Second Excess Cover and for reporting endorsements for the preceding calendar quarter in accordance with the provisions of sub-paragraphs (b) and
          (c) of the article entitled REINSURANCE PREMIUM AND COMMISSION and remit such amounts to the Reinsurers.

     (d)  CLAIMS AND LOSSES

          The Company shall report promptly to the Reinsurers each claim or loss for which the Company's estimated amount of net loss is 50% or more of the amount of the Company Retention and shall also report all cases of serious injury which, regardless of considerations of liability or coverage, might involve this reinsurance, including but not limited to the following:

          (1)  Brain injury;

          (2) Spinal cord injury and/or other damage resulting in significant sensory and/or motor loss;

          (3) Fatalities of wage earners, women with minor children and all fatalities in jurisdictions where mental anguish and/or emotional distress are recoverable;

          (4)  Blindness;

                                  ENDORSEMENT NO. 2

                           Attached to and made a part of
                               PROFESSIONAL LIABILITY
                              AGREEMENT OF REINSURANCE
                                      between
                         MIDWEST MEDICAL INSURANCE COMPANY
                                        and
                      The Subscribing Reinsurers executing the
                        Interests and Liabilities Agreements
                             attached to this Agreement

     IT IS MUTUALLY AGREED that, retroactive to its inception date, this Agreement is amended as follows:

     I - Sub-paragraph (a) of ARTICLE XIII - REINSURANCE PREMIUM AND COMMISSION is amended to read:

     "(a) For the First Excess Cover including coverage set forth in the articles entitled COMBINATION COVER, LOSS IN EXCESS OF POLICY LIMITS, and EXTRA CONTRACTUAL OBLIGATIONS, 75% of 17.52% of the Company's gross earned premium for the first $2,000,000 each claim/$4,000,000 annual aggregate or the first $1,000,000 each occurrence, as applicable, subject to an annual deposit reinsurance premium of $5,000,000."

     II - Sub-paragraph (b) of ARTICLE XIV - ADJUSTMENT OF REINSURANCE PREMIUM is amended to read:

     "(b) NET PROVISIONAL REINSURANCE PREMIUM EARNED

          This term shall mean 17.52% of the Company's gross earned premium for the first $2,000,000 each claim/$4,000,000 annual aggregate or the first $1,000,000 each occurrence, as applicable."

                                  ENDORSEMENT NO. 3

                           Attached to and made a part of
                               PROFESSIONAL LIABILITY
                              AGREEMENT OF REINSURANCE
                                      between
                         MIDWEST MEDICAL INSURANCE COMPANY
                                        and
                      The Subscribing Reinsurers executing the
                        Interests and Liabilities Agreements
                             attached to this Agreement

     IT IS MUTUALLY AGREED that, retroactive to its inception date, this Agreement is amended as follows:

     I - Sub-paragraph (a) of ARTICLE XIII - REINSURANCE PREMIUM AND COMMISSION is amended to read:

     "(a) For the First Excess Cover including coverage set forth in the articles entitled COMBINATION COVER, LOSS IN EXCESS OF POLICY LIMITS, and EXTRA CONTRACTUAL OBLIGATIONS, 75% of 17.52% of the Company's gross earned premium for the first $2,000,000 each claim/$4,000,000 annual aggregate or the first $1,000,000 each occurrence, as applicable, subject to an annual deposit reinsurance premium of $5,000,000."

     II - Sub-paragraph (b) of ARTICLE XIV - ADJUSTMENT OF REINSURANCE PREMIUM is amended to read:

     "(b)  NET PROVISIONAL REINSURANCE PREMIUM EARNED

           This term shall mean 17.52% of the Company's gross earned premium for the first $2,000,000 each claim/$4,000,000 annual aggregate or the first $1,000,000 each occurrence, as applicable."

                                  ENDORSEMENT NO. 3

                           Attached to and made a part of
                               PROFESSIONAL LIABILITY
                              AGREEMENT OF REINSURANCE
                                      between
                         MIDWEST MEDICAL INSURANCE COMPANY
                                        and
                      The Subscribing Reinsurers executing the
                        Interests and Liabilities Agreements
                             attached to this Agreement

     IT IS MUTUALLY AGREED that, as respects new and renewal policies of the Company becoming effective at and after 12:01 A.M., January 1, 1996, this Agreement is amended as follows:

     I - The Schedule of Reinsurance set forth in ARTICLE III - LIABILITY OF THE REINSURERS AND COMPANY RETENTION is amended to read:

                               "SCHEDULE OF REINSURANCE

---------------------------------------------------------------------------------------
                                      Company
   Class of Business                 Retention    Limits of Liability of the Reinsurers
---------------------------------------------------------------------------------------
(a)  Professional Liability   $750,000 each       First Excess Cover: The difference
     (including the           claim/$4,000,000    between $2,000,000 each claim/
     Physicians Coverage      annual aggregate    $4,000,000 annual aggregate and
     Endorsement -                                the Company Retention
     Separate Limits of
     Liability under Health                       Second Excess Cover: The difference
     Care Systems Professional                    between the Policy Limit and $2,000,000
     Liability policies)                          each claim/$4,000,000 annual aggregate,
                                                  subject to the provisions of the article
                                                  entitled COMPANY POLICY AMOUNTS
(b)  Professional Premises    $750,000 each       First Excess Cover: The next $250,000
     Liability                occurrence          each occurrence

                                   ADDENDUM NO. 2
                           Attached to and made a part of

                        INTERESTS AND LIABILITIES AGREEMENT
                                     NO. A190B
                                      between
                         MIDWEST MEDICAL INSURANCE COMPANY
                                        and
                          GENERAL REINSURANCE CORPORATION

     The Subscribing Reinsurer acknowledges and accepts the attachment of Endorsement No. 2 to the Professional Liability Agreement of Reinsurance.

     IN WITNESS WHEREOF, the parties hereto have caused this Addendum to be executed in duplicate,

this 20th day of May, 1996,

                                        MIDWEST MEDICAL INSURANCE COMPANY

                                             /s/ David P. Bounk

Attest: /s/ Lee G. King

and this 12th day of April, 1996.

                                        GENERAL REINSURANCE CORPORATION

                                             /s/ James J Olzacki

                                                 Vice President

     Attest: /s/ [ILLEGIBLE]



                           GENERAL REINSURANCE CORPORATION

                          SCHEDULE OF REINSURANCE (CONT'D.)

--------------------------------------------------------------------------------------------
                                 Company
   Class of Business            Retention              Limits of Liability of the Reinsurers
--------------------------------------------------------------------------------------------
(c)  Health Care System       $500,000 each            First Excess Cover: The difference
     Professional Liability   claim or occurrence/     between $2,000,000 each claim or
     (except as provided      $3,000,000 annual        occurrence/$3,000,000 annual
     in (a) above)            aggregate                aggregate and the Company Retention

                                                       Second Excess Cover: The difference
                                                       between the Policy Limit and $2,000,000
                                                       each claim or occurrence/$3,000,000
                                                       annual aggregate, subject to the
                                                       provisions of the article entitled
                                                       COMPANY POLICY AMOUNTS"
--------------------------------------------------------------------------------------------

     II - The following sub-paragraph (c) is added to ARTICLE VIII - COMPANY POLICY AMOUNTS:

     "(c)  Health Care Systems Professional  $6,000,000 each claim or
           Liability                         occurrence/
                                             $8,000,000 annual aggregate"

     III - Sub-paragraphs (a), (b) and (h) of ARTICLE IX - DEFINITIONS are amended to read and sub-paragraph (1) is added to said ARTICLE as follows:

     "(a)  PROFESSIONAL LIABILITY BUSINESS

           This term shall mean physicians', surgeons' and dentists' professional liability policies issued by the Company to cover professional liability on a claims made basis and professional premises liability on an occurrence basis for insureds practicing in the States of Iowa, Minnesota, Nebraska, North Dakota, South Dakota and Wisconsin."

     "(b)  INSURED

           This term shall mean each insured who is provided a separate limit of liability under the Company's policy(ies)."

     "(h)  OCCURRENCE

           This term shall have the same meaning as in the applicable Company policy form."

     "(i)  HEALTH CARE SYSTEMS PROFESSIONAL LIABILITY BUSINESS

           This term shall mean the primary healthcare systems liability protection policies issued by the Company to health care systems located in the States of Iowa, Minnesota, Nebraska, North Dakota, South Dakota and Wisconsin. Such primary policies provide professional liability coverage on a claims-made basis, general liability coverage on an occurrence basis, and employee benefits liability on a claims-made basis. This term shall also mean the umbrella/excess healthcare systems liability protection policies issued by the Company to health care systems located in the aforementioned states. Such umbrella/excess policies provide professional liability and employee benefits liability coverage on a claims-made basis and umbrella coverage on an occurrence basis in excess of:

           (1) Primary healthcare systems liability policies written by the Company with minimum limits of liability of $1,000,000 each claim or occurrence/$1,000,000 annual aggregate;

           (2) Automobile liability policies with minimum limits of liability of $1,000,000 each accident, combined single limit;

           (3) Employers liability coverage written under workers compensation and employers liability policies with minimum limits of liability of $100,000 each accident bodily injury by accident, $500,000 policy limit bodily injury by disease, $100,000 each employee bodily injury by disease.

           For the purposes of this Agreement, the combination of the Company's primary and umbrella/excess policies issued to any one healthcare systems shall be considered one policy."

     IV - ARTICLE XIII is amended to read:

"ARTICLE XIII - REINSURANCE PREMIUM AND COMMISSION

     The Company shall pay to the Reinsurers:

     (a) For the First Excess Cover including coverage set forth in the articles entitled COMBINATION COVER, LOSS IN EXCESS OF POLICY

           LIMITS, and EXTRA CONTRACTUAL OBLIGATIONS, 75% of 17.52% of the Company's gross earned premium for the first:

           (1) $2,000,000 each claim/$4,000,000 annual aggregate as respects professional liability business;

           (2) $1,000,000 each occurrence as respects professional premises liability business;

           (3) $2,000,000 each claim/$3,000,000 annual aggregate as respects health care system professional liability business,

           subject to an annual deposit reinsurance premium of $5,000,000.

     (b)   For the Second Excess Cover:

           (1)  As respects professional liability business:

                (i) For the layer of $1,000,000 each claim/$1,000,000 annual aggregate in excess of $2,000,000 each claim/$4,000,000 annual aggregate, 60% of the Company's gross earned premium for the layer of $1,000,000 each claim/$1,000,000 annual aggregate in excess of $1,000,000 each claim/$3,000,000 annual aggregate;

                (ii) For the layer of $1,000,000 each claim in excess of $3,000,000 each claim/$5,000,000 annual aggregate, 65% of the Company's gross earned premium for the layer of $1,000,000 each claim/$1,000,000 annual aggregate in excess of $2,000,000 each claim/ $4,000,000 annual aggregate;

                (iii) For the layer of $1,000,000 each claim in excess of
                      $4,000,000 each claim/$ 5,000,000 annual aggregate, 70%
                      of the Company's gross earned premium for the layer of $1,000,000 each claim in excess of $3,000,000 each claim/$5,000,000 annual aggregate.

           (2)  As respects health care system professional liability business:

                (i) For the layer $1,000,000 each claim excess of $2,000,000 each claim, 50% of the Company's gross earned premium for the layer $1,000,000 each claim in excess of $1,000,000 each claim;

                (ii) For the layer $1,000,000 each claim excess of $3,000,000 each claim, 55% of the Company's gross earned premium for the layer $1,000,000 each claim in excess of $2,000,000 each claim;

                (iii) For the layer $1,000,000 each claim excess of $4,000,000 each claim, 60% of the Company's gross earned premium for the layer $1,000,000 each claim in excess of $3,000,000 each claim;

                (iv) For the layer $1,000,000 each claim excess of $5,000,000 each claim, 65% of the Company's gross earned premium for the layer $1,000,000 each claim in excess of $4,000,000 each claim, subject to a minimum reinsurance premium of $2,500 per $1,000,000 layer.

     (c) As respects the reinsurance coverage afforded for reporting endorsements, 100% of the Company's actual premiums for limits in excess of the Company Retention for each reporting endorsement issued by the Company, calculated in accordance with the Company's rates, which rates are on file with the Reinsurers.

     The reinsurance premiums set forth in sub-paragraph (b)(1) above shall be subject to a fixed commission allowance of 15%. The reinsurance premiums and minimum reinsurance premiums set forth in (b)(2) above shall be subject to a fixed commission allowance of 20%.

     The reinsurance premium set forth in sub-paragraph (a) above is provisional and shall be adjusted in accordance with the provisions of the article entitled ADJUSTMENT OF REINSURANCE PREMIUM."

     V - Sub-paragraph (b) of ARTICLE XIV - ADJUSTMENT OF REINSURANCE PREMIUM is amended to read:

     "(b)  NET PROVISIONAL REINSURANCE PREMIUM EARNED

           This term shall mean 17.52% of the Company's gross earned premium for the first:

           (1) $2,000,000 each claim/$4,000,000 annual aggregate as respects professional liability business;

           (2) $1,000,000 each occurrence as respects professional premises liability business;

           (3) $2,000,000 each claim/$3,000,000 annual aggregate as respects health care system professional liability business."

     VI - The second paragraph of ARTICLE XX - COMMENCEMENT AND TERMINATION is amended to read:

     "This Agreement may be terminated by either party sending to the other, by registered mail to its principal office, notice stating the time and date when, not less than 90 days after the date of mailing of such notice, termination shall be effective. As respects insurance coverages written on a claims-made basis, the Reinsurers shall not be liable for claims first made in accordance with the policy provisions at and after the effective time and date of termination, unless such claim is first made during an Extended Reporting Period in force at the time and date of termination. As respects insurance coverages written on an occurrence basis, the Reinsurers shall not be liable for claims and losses resulting from occurrences taking place at and after the effective time and date of termination."


                                         -6-
                                  Endorsement No. 3

                                  ENDORSEMENT NO. 4

                           Attached to and made a part of
                               PROFESSIONAL LIABILITY
                              AGREEMENT OF REINSURANCE
                                      between
                         MIDWEST MEDICAL INSURANCE COMPANY
                                        and
                      The Subscribing Reinsurers executing the
                        Interests and Liabilities Agreements
                             attached to this Agreement

     IT IS MUTUALLY AGREED that, as respects new and renewal policies of the Company becoming effective at and after 12:01 A.M., January 1, 1997, this Agreement is amended as follows:

     II - Sub-paragraphs (a), (c), (d) and (i) of ARTICLE IX - DEFINITIONS are amended to read and sub-paragraph j) is added to said ARTICLE as follows:

     "(a)  PROFESSIONAL LIABILITY BUSINESS

           This term shall mean physicians', surgeons' and dentists' professional liability policies issued by the Company to cover professional liability on a claims made basis and professional premises liability on an occurrence basis for insureds practicing in the States of Illinois, Iowa, Minnesota, Nebraska, North Dakota, South Dakota and Wisconsin."

     "(c)  COMPANY RETENTION

           This term shall mean the amount the Company shall retain for its own account; however, this requirement shall be satisfied if this amount is retained by the Company or its affiliated companies under common management or common ownership or by an insured under a deductible or self-insured retention of up to $250,000 each claim or occurrence."

     "(d)  NET LOSS

           This term shall mean all payments by the Company within the limits of its policies in settlement of claims or losses, payment of benefits, or satisfaction of judgments or awards after deduction of recoveries and after deduction of amounts due from all other reinsurance, whether collectible or not. This term shall include payments by the Company or the insured under deductibles and self-insured retentions of up to $250,000 each claim or occurrence. This term shall not include adjustment expense. If the Company becomes insolvent, this definition shall be modified to the extent set forth in the article entitled INSOLVENCY OF THE COMPANY."

     "(i)  HEALTH CARE SYSTEMS PROFESSIONAL LIABILITY BUSINESS

           This term shall mean the primary healthcare systems liability protection policies issued by the Company to health care systems located in the States of Illinois, Iowa, Minnesota, Nebraska, North Dakota, South Dakota and Wisconsin. Such primary policies provide professional liability coverage on a claims-made basis, general liability coverage on an occurrence basis, and employee benefits liability on a claims-made basis. This term shall also mean the umbrella/excess healthcare systems liability protection policies issued by the Company to health care systems located in the aforementioned states. Such umbrella/excess policies provide professional liability and employee benefits liability coverage on a claims-made basis and umbrella coverage on an occurrence basis in excess of:

           (1) Primary healthcare systems liability policies written by the Company with minimum limits of liability of $1,000,000 each claim or occurrence/$1,000,000 annual aggregate;

           (2) Automobile liability policies with minimum limits of liability of $1,000,000 each accident, combined single limit;

           (3) Employers liability coverage written under workers compensation and employers liability policies with minimum limits of liability of $100,000 each accident bodily injury by accident, $500,000 policy limit bodily injury by disease, $100,000 each employee bodily injury by disease.

           For the purposes of this Agreement, the combination of the Company's primary and umbrella/excess policies issued to any one healthcare systems shall be considered one policy."

     "(j)" COMPANY'S GROSS EARNED PREMIUM

           This term shall mean the earned premium of the Company before application of deductible and self-insured retention credits."

     II -  Exclusion (h) of ARTICLE X - EXCLUSIONS is amended to read:

     "(h) Any policy with a deductible or self-insured retention greater than $250,000 each claim or occurrence."


                                         -3-
                                  Endorsement No. 4

                                  ENDORSEMENT NO. 2

                           Attached to and made a part of
                               PROFESSIONAL LIABILITY
                              AGREEMENT OF REINSURANCE
                                      between
                         MIDWEST MEDICAL INSURANCE COMPANY
                                        and
                      The Subscribing Reinsurers executing the
                        Interests and Liabilities Agreements
                             attached to this Agreement

     IT IS MUTUALLY AGREED that, as respects new and renewal policies of the Company becoming effective at and after 12:01 A.M., January 1, 1996, this Agreement is amended as follows:

     I - The Schedule of Reinsurance set forth in ARTICLE III - LIABILITY OF THE REINSURERS AND COMPANY RETENTION is amended to read:

                               "SCHEDULE OF REINSURANCE

----------------------------------------------------------------------------------------
                            Company
   Class of Business       Retention         Limits of Liability of the Reinsurers
----------------------------------------------------------------------------------------
(a)  Professional Liability   $750,000 each       First Excess Cover: The difference
     (including the           claim/$4,000,000    between $2,000,000 each claim/
     Physicians Coverage      annual aggregate    $4,000,000 annual aggregate and
     Endorsement -                                the Company Retention
     Separate Limits of
     Liability under Health                       Second Excess Cover: The difference
     Care Systems Professional                    between the Policy Limit and $2,000,000
     Liability policies)                          each claim/$4,000,000 annual aggregate,
                                                  subject to the provisions of the article
                                                  entitled COMPANY POLICY AMOUNTS

(b)  Professional Premises    $750,000 each       First Excess Cover: The next $250,000
     Liability                occurrence          each occurrence

                          SCHEDULE OF REINSURANCE (CONT'D.)

---------------------------------------------------------------------------------------------

                                 Company
   Class of Business            Retention              Limits of Liability of the Reinsurers
---------------------------------------------------------------------------------------------
(c)  Health Care System       $500,000 each            First Excess Cover: The difference
     Professional Liability   claim or occurrence/     between $2,000,000 each claim or
     (except as provided      $3,000,000 annual        occurrence/$3,000,000 annual
     in (a) above)            aggregate                aggregate and the Company Retention

                                                       Second Excess Cover: The difference
                                                       between the Policy Limit and $2,000,000
                                                       each claim or occurrence/$3,000,000
                                                       annual aggregate, subject to the
                                                       provisions of the article entitled
                                                       COMPANY POLICY AMOUNTS"
---------------------------------------------------------------------------------------------

     II - The following sub-paragraph (c) is added to ARTICLE VIII - COMPANY POLICY AMOUNTS:

     "(c)  Health Care Systems Professional  $6,000,000 each claim or
           Liability                         occurrence/$8,000,000 annual
                                             aggregate"

     III - Sub-paragraphs (b) and (h) of ARTICLE IX - DEFINITIONS are amended to read and sub-paragraph (i) is added to said ARTICLE as follows:

     "(b)  INSURED

           This term shall mean each insured who is provided a separate limit of liability under the Company's policy(ies)."

     "(h)  OCCURRENCE

           This term shall mean have the same meaning as in the applicable Company policy form."

     "(i)  HEALTH CARE SYSTEMS PROFESSIONAL LIABILITY BUSINESS

           This term shall mean the primary healthcare systems liability protection policies issued by the Company to health care systems located in the States of Iowa, Minnesota, North Dakota and South Dakota. Such primary policies provide professional liability coverage on a claims-made basis and general liability coverage on an occurrence basis. This term shall also mean the umbrella/excess healthcare systems liability protection, policies issued by the Company to health care systems located in the State of Minnesota. Such umbrella/excess policies provide professional liability coverage on a claims-made basis and umbrella coverage on an occurrence basis in excess of:

           (1) Primary healthcare systems liability policies written by the Company with minimum limits of liability of $1,000,000 each claim or occurrence/$1,000,000 annual aggregate;

           (2) Automobile liability policies with minimum limits of liability of $1,000,000 each accident, combined single limit;

           (3) Employers liability coverage written under workers compensation and employers liability policies with minimum limits of liability of $100,000 each accident bodily injury by accident, $500,000 policy limit bodily injury by disease, $100,000 each employee bodily injury by disease.

           For the purposes of this Agreement, the combination of the Company's primary and umbrella/excess policies issued to any one healthcare systems shall be considered one policy."

     IV - The following paragraph is added as the last paragraph to ARTICLE XIII - REINSURANCE PREMIUM AND COMMISSION:

     "The reinsurance premium and commission provisions set forth above do not apply to the healthcare systems professional liability business reinsured hereunder. As respects such business, the Company shall pay to the Reinsurers an appropriate percentage of the Company's earned premium for the First Excess Cover and for the Second Excess Cover, as separately agreed to by the Company and the Reinsurers and as kept on file with the Reinsurers. Such First Excess Cover reinsurance premium as respects healthcare system medical professional and general liability is provisional and shall be adjusted in accordance with the provisions of the article entitled ADJUSTMENT OF REINSURANCE PREMIUM. Such Second Excess Cover reinsurance premium shall be subject to a fixed commission allowance of 20%."

     V - The following sub-paragraph (g) is added to ARTICLE XIV - ADJUSTMENT OF REINSURANCE PREMIUM:

     "(g)  FIRST EXCESS COVER

           For purposes of this Article, whenever the term First Excess Cover is used, as respects the health care systems professional liability business reinsured hereunder, such term shall include only healthcare system medical professional and general liability."

     VI - The second paragraph of ARTICLE XX - COMMENCEMENT AND TERMINATION is amended to read:

     "This Agreement may be terminated by either party sending to the other, by registered mail to its principal office, notice stating the time and date when, not less than 90 days after the date of mailing of such notice, termination shall be effective. As respects insurance coverages written on a claims-made basis, the Reinsurers shall not be liable for claims first made in accordance with the policy provisions at and after the effective time and date of termination, unless such claim is first made during an Extended Reporting Period in force at the time and date of termination. As respects insurance coverages written on an occurrence basis, the Reinsurers shall not be liable for claims and losses resulting from occurrences taking place at and after the effective time and date of termination."


                                         -4-
                                  Endorsement No. 2

                                   ADDENDUM NO. 3
                           Attached to and made a part of

                        INTERESTS AND LIABILITIES AGREEMENT
                                     NO. A190B
                                      between
                         MIDWEST MEDICAL INSURANCE COMPANY
                                        and
                          GENERAL REINSURANCE CORPORATION

     The Subscribing Reinsurer acknowledges and accepts the attachment of Endorsement No. 3 to the Professional Liability Agreement of Reinsurance.

     IN WITNESS WHEREOF, the parties hereto have caused this Addendum to be executed in duplicate,

this 20th day of May, 1996,

                                        MIDWEST MEDICAL INSURANCE COMPANY

                                             /s/ David P. Bounk

Attest:

and this 10th day of April, 1996.

                                        GENERAL REINSURANCE CORPORATION

                                             /s/ James J Olzacki

                                                  Vice President

Attest: /s/ [ILLEGIBLE]


                           GENERAL REINSURANCE CORPORATION

                                   ADDENDUM NO. 4
                           Attached to and made a part of

                        INTERESTS AND LIABILITIES AGREEMENT
                                     NO. A190B
                                      between
                         MIDWEST MEDICAL INSURANCE COMPANY
                                        and
                          GENERAL REINSURANCE CORPORATION

     The Subscribing Reinsurer acknowledges and accepts the attachment of Endorsement No. 4 to the Professional Liability Agreement of Reinsurance.

     IN WITNESS WHEREOF, the parties hereto have caused this Addendum to be executed in duplicate,

this 30th day of January, 1997,

                                        MIDWEST MEDICAL INSURANCE COMPANY

                                             /s/ Michael G. Rutz

                                                 Vice President

Attest:

and this 13th day of January, 1997.

                                        GENERAL REINSURANCE CORPORATION

                                             /s/ James J Olzacki

                                                 Vice President

Attest: /s/ [ILLEGIBLE]


                           GENERAL REINSURANCE CORPORATION

                                   ADDENDUM NO. 5
                           Attached to and made a part of

                        INTERESTS AND LIABILITIES AGREEMENT
                                     NO. A190B
                                      between
                         MIDWEST MEDICAL INSURANCE COMPANY
                                        and
                          GENERAL REINSURANCE CORPORATION

     The Subscribing Reinsurer acknowledges and accepts the attachment of Endorsement No. 5 to the Professional Liability Agreement of Reinsurance.

      IN WITNESS WHEREOF, the parties hereto have caused this Addendum to be executed in duplicate,

this 2 day of July, 1997,

                                        MIDWEST MEDICAL INSURANCE COMPANY

                                             /s/ Michael Rutz

Attest:

and this 26th day of June, 1997.

                                        GENERAL REINSURANCE CORPORATION

                                             /s/ James J Olzacki

                                                 Vice President

Attest:


                           GENERAL REINSURANCE CORPORATION

                                  ENDORSEMENT NO. 5

                           Attached to and made a part of
                               PROFESSIONAL LIABILITY
                              AGREEMENT OF REINSURANCE
                                      between
                         MIDWEST MEDICAL INSURANCE COMPANY
                                        and
                      The Subscribing Reinsurers executing the
                        Interests and Liabilities Agreements
                             attached to this Agreement

     IT IS MUTUALLY AGREED that, as respects new and renewal policies of the Company becoming effective at and after 12:01 A.M., January 1, 1996 and notwithstanding the provisions of Endorsement No. 3 to contrary, Sub-paragraph
(b) of ARTICLE XIV - ADJUSTMENT OF REINSURANCE PREMIUM is amended to read:

     "(b)  NET PROVISIONAL REINSURANCE PREMIUM EARNED

           This term shall mean 17.52% of the Company's gross earned premium for the first:

           (1) $2,000,000 each claim/$4,000,000 annual aggregate as respects professional liability business;

           (2) $1,000,000 each occurrence as respects professional premises liability business;

           (3) $2,000,000 each claim/$3,000,000 annual aggregate as respects health care system professional liability business.

           However, this term shall not include any portion of the Company's gross earned premium in the State of Nebraska."

                                    ADDENDUM NO. 2

                           Attached to and made part of the

                         INTERESTS AND LIABILITIES AGREEMENT

                                       between

                         Midwest Medical Insurance Company
                               Minneapolis, Minnesota

                                         and

                   Hannover Ruckversicherungs-Aktiengesellschaft
                                        and
                Eisen und Stahl Ruckversicherungs-Aktiengesellschaft
                             both of Hannover, Germany
              (HEREINAFTER REFERRED TO AS THE "SUBSCRIBING REINSURER")


The SUBSCRIBING REINSURER acknowledges and accepts the attachment of Endorsement No. 2 to the Professional Liability Agreement of Reinsurance, effective
January 1, 1995.

IN WITNESS WHEREOF, the parties hereto have caused this Addendum to be executed in duplicate.

Minneapolis, Minnesota, this 10 day of March 1997.

                              /s/ Michael Rutz VP Underwriting
                              --------------------------------------------------
                              Midwest Medical Insurance Company

Hannover, Germany, this 3rd day of February 1997.

Hannover Ruckversicherungs-Aktiengesellschaft                     80.0%
Eisen und Stahl Ruckversicherungs-Aktienceselischaft              20.0%

                      Total                                      100.0%

Each company participating to the extent of the respective proportions of the liability assumed severally and not jointly.

                      ---------------------------------------------------------
                      Hannover Ruckversicherungs-Aktiengesellschaft
                      Eisen und Stahl Ruckversicherungs-Aktiengeselischaft

                                     ADDENDUM NO. 3

                            Attached to and made part of the

                           INTERESTS AND LIABILITIES AGREEMENT

                                         between

                         MIDWEST MEDICAL INSURANCE COMPANY
                               Minneapolis, Minnesota

                                           and

                   HANNOVER RUCKVERSICHERUNGS-AKTIENGESELISCHAFT
                                        and
                EISEN UND STAHL RUCKVERSICHERUNGS-AKTIENGESELLSCHAFT
                             both of Hannover, Germany
               (HEREINAFTER REFERRED TO AS THE "SUBSCRIBING REINSURER")

The SUBSCRIBING REINSURER acknowledges and accepts the attachment of Endorsement No. 3 to the Professional Liability Agreement of Reinsurance, effective January 1, 1996.

IN WITNESS WHEREOF, the parties hereto have caused this Addendum to be executed in duplicate.

Minneapolis, Minnesota, this 10 day of March 1997.

                                        /s/ Michael Rutz VP Underwriting
                                        ----------------------------------------
                                        Midwest Medical Insurance Company

Hannover, Germany, this 3rd day of February 1997.

Hannover Ruckversicherungs-Aktiengesellschaft                80.0%
Eisen und Stahl Ruckversicherungs-Aktiengesellschaft         20.0%

                      Total                                 100.0%

Each company participating to the extent of the respective proportions of the liability assumed severally and not jointly.

                      ---------------------------------------------------------
                      Hannover Ruckversicherungs-Aktiengesellschaft
                      Eisen und Stahl Ruckversicherungs-Aktiengesellschaft

                                TERMINATION ADDENDUM
                          attached to and made part of the
                        INTERESTS AND LIABILITIES AGREEMENT
                                      between
                         Midwest Medical Insurance Company
                               Minneapolis, Minnesota
                                        and
                   Hannover Ruckversicherungs-Aktiengesellschaft
                                        and
                Eisen und Stahl Ruckversicherungs-Aktiengesellschaft
                             both of Hannover, Germany
               (HEREINAFTER REFERRED TO AS THE "SUBSCRIBING REINSURER")
                                with respect to the

                               PROFESSIONAL LIABILITY
                              AGREEMENT OF REINSURANCE
                             EFFECTIVE: JANUARY 1, 1995

IT IS HEREBY AGREED that this Interests and Liabilities Agreement and the SUBSCRIBING REINSURER'S 15.0% share in the interests and liabilities of the "Reinsurers" under the Agreement of Reinsurance shall be terminated at 12:01 a.m., January 1, 1997, with respect to claims first made in accordance with the policy provisions at and after that time and date, unless such claim is first made during an Extended Reporting Period in force at that time and date, as respects insurance coverages written on a claims-made basis and claims and losses resulting from occurrences taking place at and after that time and date as respects insurance coverages written on an occurrence basis.

IN WITNESS WHEREOF, the parties hereto by their respective duly authorized representatives have executed this Addendum as of the dates undermentioned at:

Minneapolis, Minnesota, this _____ day of ______________________ 199__.

                                        ----------------------------------------
                                        Midwest Medical Insurance Company

Hannover, Germany, this ____ day of ____________________________ 199__.

Hannover Ruckversicherungs-Aktiengesellschaft                     80.0%
Eisen und Stahl Ruckversicherungs-Aktiengesellschaft              20.0%

                      Total                                      100.0%

Each company participating to the extent of the respective proportions of the liability assumed severally and not jointly.

                ---------------------------------------------------------------
                Hannover Ruckversicherungs-Aktiengesellschaft
                Eisen und Stahl Ruckversicherungs-Aktiengesellschaft

                           INTERESTS AND LIABILITIES AGREEMENT

                               entered into by and between

                         Midwest Medical Insurance Company
                               Minneapolis, Minnesota

                                           and

                   Hannover Ruckversicherungs-Aktiengesellschaft
                                 Hannover, Germany
              (HEREINAFTER REFERRED TO AS THE "SUBSCRIBING REINSURER")

IT IS HEREBY AGREED that the SUBSCRIBING REINSURER shall have a 15.0% share in the interests and liabilities of the "Reinsurers" as set forth in the attached Agreement of Reinsurance entitled:

                               PROFESSIONAL LIABILITY
                              AGREEMENT OF REINSURANCE
                             EFFECTIVE: JANUARY 1, 1995
                    (as amended by Endorsement Nos. 1 through 3)

IT IS FURTHER AGREED that this Interests and Liabilities Agreement shall become effective at 12:01 a.m., January 1, 1997, with respect to claims first made in accordance with the policy provisions at and after that time and date, unless such claim is first made during an Extended Reporting Period in force at that time and date, as respects insurance coverages written on a claims-made basis and claims and losses resulting from occurrences taking place at and after that time and date as respects insurance coverages written on an occurrence basis, and shall continue in force until terminated in accordance with the provisions of the attached Agreement of Reinsurance.

IT IS ALSO AGREED that the following Articles shall apply to the SUBSCRIBING REINSURER'S share in the attached Agreement of Reinsurance:

     "ARTICLE XXVI - UNAUTHORIZED REINSURERS

     A. If the Reinsurers are unauthorized in any state of the United States of America or the District of Columbia, the Reinsurers agree to fund their share of the Company's ceded outstanding loss and loss adjustment expense reserves including incurred but not reported loss reserves (to be mutually agreed at each December 31) by:

           1. Clean, irrevocable and unconditional letters of credit issued and confirmed, if confirmation is required by the insurance regulatory authorities involved, by a bank or banks meeting the NAIC Securities Valuation Office credit standards for issuers of letters of credit and acceptable to said insurance regulatory authorities; and/or

           2.   Escrow accounts for the benefit of the Company; and/or

           3.   Cash advances;

           if, without such funding, a penalty would accrue to the Company on any financial statement it is required to file with the insurance regulatory authorities involved. The Reinsurers, at their sole option, may fund in other than cash if its method and form of funding are acceptable to the insurance regulatory authorities involved.

     B. With regard to funding in whole or in part by letters of credit, it is agreed that each letter of credit will be in a form acceptable to insurance regulatory authorities involved, will be issued for a term of at least one year and will include an "evergreen clause," which automatically extends the term for at least one additional year at each expiration date unless written notice of non-renewal is given to the Company not less than 30 days prior to said expiration date. The Company and the Reinsurers further agree, notwithstanding anything to the contrary in this Contract, that said letters of credit may be drawn upon by the Company or its successors in interest at any time, without diminution because of the insolvency of the Company or the Reinsurers, but only for one or more of the following purposes:

           1. To reimburse itself for the Reinsurers' share of losses and/or loss adjustment expense paid under the terms of policies reinsured hereunder, unless paid in cash by the Reinsurers;

           2. To reimburse itself for the Reinsurers' share of any other amounts claimed to be due hereunder, unless paid in cash by the Reinsurers;

           3. To fund a cash account in an amount equal to the Reinsurers' share of any ceded outstanding loss and loss adjustment expense reserves including incurred but not reported loss reserves (to be mutually agreed at each December 31) funded by means of a letter of credit which is under non-renewal notice, if said letter of credit has not been renewed or replaced by the Reinsurers 10 days prior to its expiration date;

           4. To refund to the Reinsurers any sum in excess of the actual amount required to fund the Reinsurers' share of the Company's ceded outstanding loss and loss adjustment expense reserves including incurred but not reported loss reserves (to be mutually agreed at each December 31), if so requested by the Reinsurers.

           In the event the amount drawn by the Company on any letter of credit is in excess of the actual amount required for B(1) or B(3), or in the case of B(2), the actual amount determined to be due, the Company shall promptly return to the Reinsurers the excess amount so drawn.

     ARTICLE XXVII - NET RETAINED LINES (BRMA 32B)

     A. This Contract applies only to that portion of any policy which the Company retains net for its own account, and in calculating the amount of any loss hereunder and also in computing the amount or amounts in excess of which this Contract attaches, only loss or losses in respect of that portion of any policy which the Company retains net for its own account shall be included.

     B. The amount of the Reinsurers' liability hereunder in respect of any loss or losses shall not be increased by reason of the inability of the Company to collect from any other reinsurers, whether specific or general, any amounts which may have become due from such reinsurers, whether such inability arises from the insolvency of such other reinsurers or otherwise.

     ARTICLE XXVIII - CURRENCY (BRMA 12A)

     A. Whenever the word 'Dollars' or the '$' sign appears in this Agreement, they shall be construed to mean United States Dollars and all transactions under this Agreement shall be in United States Dollars.

     B. Amounts paid or received by the Company in any other currency shall be converted to United States Dollars at the rate of exchange at the date such transaction is entered on the books of the Company.

     ARTICLE XXIX - FEDERAL EXCISE TAX (BRMA 17A)

     (Applicable to those reinsurers, excepting Underwriters at Lloyd's London and other reinsurers exempt from Federal Excise Tax, who are domiciled outside the United States of America.)

     A. The Reinsurers have agreed to allow for the purpose of paying the Federal Excise Tax the applicable percentage of the premium payable hereon as imposed under Section 4371 of the Internal Revenue Code to the extent such premium is subject to the Federal Excise Tax.

     B. In the event of any return premium becoming due hereunder the Reinsurers will deduct the applicable percentage from the return premium payable hereon and the Company or its agent should take steps to recover the tax from the United States Government.

     ARTICLE XXX - SERVICE OF SUIT (BRMA 49C)

     (Applicable if the Reinsurers are not domiciled in the United States of America, and/or are not authorized in any State, Territory or District of the United States where authorization is required by insurance regulatory authorities)

     A. It is agreed that in the event the Reinsurers fail to pay any amount claimed to be due hereunder, the Reinsurers, at the request of the Company, will submit to the jurisdiction of a court of competent jurisdiction within the United States. Nothing in this Article constitutes or should be understood to constitute a waiver of the Reinsurers' rights to commence an action in a court of competent jurisdiction in the United States, to remove an action to a United States District Court, or to seek a transfer of a case to another court as permitted by the laws of the United States or of any state in the United States.

     B. Further, pursuant to any statute of any state, territory or district of the United States which makes provision therefor, the Reinsurers hereby designate the party named in its Interests and Liabilities Agreement, or if no party is named therein, the Superintendent, Commissioner or Director of Insurance or other officer specified for that purpose in the statute, or his successor or successors in office, as its true and lawful attorney upon whom may be served any lawful process in any action, suit or proceeding instituted by or on behalf of the Company or any beneficiary hereunder arising out of this Agreement.

     ARTICLE XXXI - INTERMEDIARY (BRMA 23A)

     E. W. Blanch Co. is hereby recognized as the Intermediary negotiating this Agreement for all business hereunder. All communications (including but not limited to notices, statements, premium, return premium, commissions, taxes, losses, loss adjustment expense, salvages and loss settlements) relating thereto shall be transmitted to the Company or the Reinsurers through E. W. Blanch Co., Reinsurance Services, 3500 West 80th Street, Minneapolis, Minnesota 55431. Payments by the Company to the Intermediary shall be deemed to constitute payment to the Reinsurers. Payments by the Reinsurers to the Intermediary shall be deemed to constitute payment to the Company only to the extent that such payments are actually received by the Company."

     IT IS ALSO AGREED that the SUBSCRIBING REINSURER'S share in the attached Agreement of Reinsurance shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers, it being understood that the SUBSCRIBING REINSURER shall in no event participate in the interests and liabilities of the other reinsurers.

     IN WITNESS WHEREOF, the parties hereto by their respective duly authorized representatives have executed this Agreement as of the dates undermentioned at:

     Minneapolis, Minnesota, this _____ day of __________________________ 199__.


                                   _____________________________________________
                                   Midwest Medical Insurance Company

     Hannover, Germany, this _____ day of _______________________________ 199__.


                                   _____________________________________________
                                   Hannover Ruckversicherungs-Aktiengesellschaft